UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
______________

Date of Report (Date of earliest event reported): December 5, 2023

FIDELITY D & D BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-38229	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FDBC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FIDELITY D & D BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 4.01         Changes in Registrant’s Certifying Accountant

On December 5, 2023, the Audit Committee of Fidelity D&D Bancorp Inc. (the “Company”), through a formal proposal process, engaged Wolf & Company, P.C. (“Wolf”) to serve as its independent registered public accounting firm for the year ended December 31, 2023. On December 5, 2023, the Audit Committee of the Company dismissed RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm.

Prior to engaging Wolf, the Company did not consult with Wolf regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Wolf on the Company’s financial statements, and Wolf did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of RSM regarding the Company’s financial statements for the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2022 and 2021, and during the interim period from the end of the most recently completed fiscal year through November 30, 2023, the date of termination, there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RSM would have caused it to make reference to such disagreement in its reports.

The Company provided RSM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that RSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated December 5, 2023, is filed as Exhibit 16 (which is incorporated by reference herein) to this Current Report on Form 8-K.

ITEM 9.01         Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16	Letter regarding change in certifying accountant – Letter from RSM US LLP to the Securities and Exchange Commission dated as of December 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY D & D BANCORP, INC.
(Registrant)

Date: December 5, 2023	By: /s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer